EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Louis J. Resweber, the President of Gulf West Security Network, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the "Report") of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2021	By:	/s/ Louis J. Resweber
Louis J. Resweber
President (Principal Executive Officer) (Principal Financial Officer)